SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 23, 1997
                                                        (October 23, 1997)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

        .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(415) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events


Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on October 23, 1997 by Franklin  Resources,
Inc.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: October 23, 1997        /s/ Leslie M. Kratter
                                LESLIE M. KRATTER
                                 Vice President

                                    Exhibits


          A.       Press Release issued on October 23, 1997 by Franklin
                   Resources, Inc.

FROM        Franklin Resources, Inc.
            Public Relations: Holly Gibson 415/312-4701
            Investor Relations: Alex Peters 415/312-6521

            Rubenstein Associates, Inc. Public Relations
            Contact: David Sternstein 212/843-8053

                                                           For Immediate Release

              Franklin Resources Announces Fiscal Year End Results

     San Mateo, CA, October 23, 1997 -- Franklin Resources, Inc. (NYSE:BEN) today reported net income of $125.2 million for the fourth fiscal quarter of 1997, 48% above the fourth fiscal quarter of 1996 and 13% above the previous record of $111.2 million for the quarter ended June 30, 1997. Fully diluted earnings per share for the quarter ended September 30, 1997 were $0.99 compared with $0.67 a year ago and $0.88 for the preceding quarter1 . Operating revenues for the quarter were $643.1 million compared to $390.8 million a year ago and $577.9 million for the preceding quarter.

     Assets under management by the Company's subsidiaries were $226.0 billion, compared with $151.6 billion this time last year and $208.8 billion in the preceding quarter. Quarterly average assets under management during the quarter were $216.9 billion compared with $148.4 billion last year, and $198.2 billion in the preceding quarter.

     Net income for the fiscal year was $434.1 million compared to $314.7 million a year ago. Fully diluted earnings per share were $3.43 per share compared to $2.50 per share a year ago1. Operating revenues for the year were $2.2 billion compared to $1.5 billion a year ago.

     Average fully diluted shares outstanding for the quarter were 126.2 million as compared to 125.4 million a year ago and 126.4 million for the previous quarter1.

     Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.
                                      # # #

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                   Three months ended          Year ended
                                      September 30            September 30
                                   --------------------  -----------------------
                                       1997      1996          1997       1996
Operating revenues:
Investment management fees          $384,890  $237,344    $1,312,101  $ 883,779
Underwriting and distribution fees   222,597   129,444       735,112    545,039
Shareholder servicing fees            34,666    22,957       124,905     88,715
Banking/finance, net & other             968     1,006        10,770      5,035
                                   --------------------  -----------------------
Total operating revenues             643,121   390,751     2,182,888  1,522,568
                                   --------------------  -----------------------

Operating expenses:
Underwriting and distribution        235,067   132,990       771,796    542,359
Employee related                     125,339    80,837       447,169    325,135
General and administrative            80,756    42,705       241,617    147,963
Advertising and promotion             26,336    20,726        96,552     71,655
Amortization of intangible assets      8,961     4,448        34,294     18,348
                                   --------------------  -----------------------
Total operating expenses             476,459   281,706     1,591,428  1,105,460
                                   --------------------  -----------------------

Operating income
                                     166,662   109,045       591,460    417,108
                                   --------------------  -----------------------

Other income (expense):
Investment and other income           15,107    13,193        49,586     50,458
Interest expense                      (5,669)   (2,512)      (25,333)   (11,336)
                                   --------------------  -----------------------

Other income (expense), net            9,438    10,681        24,253     39,122
                                   --------------------  -----------------------


Income before taxes on income        176,100   119,726       615,713    456,230
Taxes on income                       50,865    35,225       181,650    141,500
                                   --------------------  -----------------------

Net income                          $125,235  $ 84,501    $  434,063  $ 314,730
                                   ====================  =======================

Earnings per share:
     Primary                        $   0.99  $   0.68    $     3.43  $    2.52

     Fully diluted                  $   0.99  $   0.67    $     3.43  $    2.50

Dividends per share                 $   0.09  $   0.07    $     0.34  $    0.28


Average shares outstanding
 (in thousands):1

     Primary                         126,218   124,967       126,715    124,970
     Fully diluted                   126,233   125,418       126,733    125,642


Assets under management (in millions):

     End of period                  $225,952  $151,552    $  225,952  $ 151,552
     Average for period             $216,928  $148,434    $  192,028  $ 141,078

1 All prior period amounts have been restated to reflect a three-for-two stock dividend


FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)                                 Three months ended
                                    30-Sep-97 30-Jun-97 31-Mar-97 31-Dec-96 30-Sep-96

Operating revenues:
Investment management fees           $384,890  $343,271  $308,266  $275,674   $237,344
Underwriting and distribution fees    222,597   195,744   180,285   136,486    129,444
Shareholder servicing fees             34,666    36,614    28,797    24,828     22,957
Banking/finance, net and other            968     2,223     4,528     3,051      1,006

                                    ---------------------------------------------------
Total operating revenues              643,121   577,852   521,876   440,039    390,751
                                    ---------------------------------------------------

Operating expenses:
Underwriting and distribution         235,067   209,644   184,167   142,918    132,990
Employee related                      125,339   115,476   106,783    99,571     80,837
General and administrative             80,756    60,432    54,439    45,990     42,705
Advertising and promotion              26,336    28,144    23,406    18,666     20,726
Amortization of intangible assets       8,961     8,931     9,057     7,345      4,448

                                    ---------------------------------------------------
Total operating expenses              476,459   422,627   377,852   314,490    281,706
                                    ---------------------------------------------------

Operating income                      166,662   155,225   144,024   125,549    109,045
                                    ---------------------------------------------------

Other income (expense):
Investment and other income            15,107     8,784     6,087    19,608     13,193
Interest expense                       (5,669)   (5,735)   (5,756)   (8,173)    (2,512)

                                    ---------------------------------------------------

Other income (expense), net             9,438     3,049       331    11,435     10,681
                                    ---------------------------------------------------

Income before taxes on income         176,100   158,274   144,355   136,984    119,726
Taxes on income                        50,865    47,086    42,944    40,755     35,225

                                    ---------------------------------------------------

Net income                           $125,235 $111,188   $101,411  $ 96,229   $ 84,501
                                    ===================================================

Earnings per share:
     Primary                         $   0.99  $   0.88  $   0.80  $   0.76   $   0.68
     Fully diluted                   $   0.99  $   0.88  $   0.80  $   0.76   $   0.67

Dividends per share                  $   0.09  $   0.09  $   0.08  $   0.08   $   0.07

Average shares outstanding
 (in thousands):1

     Primary                          126,218   126,359   126,487   125,794    124,967
     Fully diluted
                                      126,233   126,380   126,507   125,801    125,418

Assets under management (in millions):

     End of period                    $225,952  $208,811  $189,901  $180,912  $151,552

     Average for period               $216,928  $198,174  $186,759  $166,250  $148,434


1 All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.


ASSETS UNDER MANAGEMENT


(In billions)                           30-Sep-97  30-Jun-97  31-Mar-97  31-Dec-96   30-Sep-96
----------------------------------------------------------------------------------------------

Franklin Templeton Group:
    Fixed income funds:
      Tax-free                           $  45.8   $  44.4    $  43.1    $  43.2    $  42.5
      US government fixed income
         (primarily GNMA's)                 14.8      14.7       15.2       15.6       15.6
      Taxable and tax-free money funds       3.1       3.0        3.2        2.9        2.8
      Global/international fixed income      3.7       3.5        2.9        3.0        2.9
--------------------------------------------------------------------------------------------
                                            67.4      65.6       64.4       64.7       63.8
--------------------------------------------------------------------------------------------

    Equity/income funds:
      Global/international equity           74.8      67.9        58.0      52.5       47.2
      US equity/income                      53.0      46.8        41.7      39.8       19.2
--------------------------------------------------------------------------------------------
                                           127.8     114.7        99.7      92.3       66.4
--------------------------------------------------------------------------------------------

      Total Franklin Templeton fund
      assets                               195.2     180.3       164.1     157.0      130.2

    Franklin Templeton institutional
      assets                                30.8      28.5        25.8      23.9       21.4
--------------------------------------------------------------------------------------------

============================================================================================
         Total Franklin Templeton Group  $ 226.0    $208.8     $ 189.9   $ 180.9    $ 151.6

============================================================================================



--------
1 All prior period amounts have been restated to reflect a  three-for-two  stock dividend paid on January 15, 1997.
